UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12

                              HERCULES INCORPORATED
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               (Name of Registrant as Specified In Its Charter)



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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

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      2) Form, Schedule or Registration Statement No.:

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      3) Filing Party:

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      4) Date Filed:

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[The following e-mail communication was sent to Hercules' employees on
July 18, 2003:]

Subject: Proxy Voting Instructions

        As our Annual Meeting of Shareholders quickly approaches, many of you who own Hercules shares either through an employee plan or otherwise have expressed concern about making sure you correctly vote and mail your proxy cards.

        To help clarify the voting procedures, we have created a brief outline describing how to vote your shares.

        We hope the outline addresses any source of confusion, but if you still have doubts about how to vote your shares or where you should return your proxy card, please contact MacKenzie Partners, Hercules' proxy solicitor, at (800) 322-2885, or Georgeson Shareholder Communications at (866) 288-2190. Georgeson Shareholder Communications is the proxy solicitor for the Hercules Shareholders' Committee For New Management (led by Sam Heyman), which is Hercules' opponent in this year's proxy contest.

        As you know, unlike previous years, this year's Hercules proxy card is GOLD, while the opponent's card is WHITE. Therefore, if you vote on a GOLD proxy card, you will vote for Hercules' nominees; if you vote on a WHITE proxy card, you will vote for the opponent's nominees.

        Note that, if you hold Hercules shares through the Hercules Incorporated Savings and Investment Plan (the "Hercules Savings/401(k) Plan"), instead of a proxy card you will receive an instruction form, which will also be GOLD if to be voted in favor of Hercules' nominees, and WHITE if to be voted in favor of the opponent's nominees.

     o  HOW TO VOTE YOUR PROXY CARD OR INSTRUCTION FORM:

           o You may vote by signing, dating and returning your Gold or White proxy card or, for shares held through the Hercules Savings/401(k) Plan, your Gold or White instruction form. You should use the Gold proxy card or instruction form to cast votes for Hercules' nominees and the White proxy card or instruction form to cast votes for the opponent's nominees.

           o You only need to sign, date and return one Gold or White proxy card or instruction form to vote your shares, unless you hold shares in multiple accounts, in which case you need to sign, date, and return one Gold or White proxy card or instruction form for each of your accounts. For example, if you hold shares in both the Hercules Employee Stock Purchase Plan ("ESPP") and the Hercules Savings/401(k) Plan, in order to vote ALL of your shares, you must return both a Gold or White proxy card for your ESPP shares and a Gold or White instruction form for your Hercules Savings/401(k) Plan shares.

           o Once you have signed, dated and returned either a Gold or White proxy card or instruction form for all your shares, you do not need to sign any further proxy cards or instruction forms you receive (unless you want to change your vote as explained below).

           o If you do sign multiple proxy cards or instruction forms for the same shares, the properly executed proxy card or instruction form that you submit with the LATEST DATE is the proxy card that will be honored - it will override all other previously signed, dated and returned proxy cards or instruction forms for those shares. However, if you have already returned a White proxy card or instruction form (in favor of the opponent's nominees) and then sign, date and return a new Gold proxy card or instruction form (in favor of Hercules' nominees), only the new Gold proxy card or instruction form will be honored and you will effectively have revoked your earlier White proxy card or instruction form (and your vote in favor of the opponent's nominees). Similarly, if you have already returned a Gold proxy card or instruction form (in favor of Hercules' nominees) and then sign, date and return a new White proxy card or instruction form (in favor of the opponent's nominees), only the new White proxy card or instruction form will be honored and you will effectively have revoked your earlier Gold proxy card or instruction form (and your vote in favor of Hercules' nominees).

           o During a proxy contest, it is routine for the proxy contestants to send out several communications to keep shareholders informed. One or more of these communications may contain a new proxy card or instruction form. Receiving a new proxy card or instruction form does not indicate that the proxy card or instruction form that you previously mailed had not been received by the tabulation agent.

     o IF YOU WANT TO VOTE FOR THE HERCULES' NOMINEES, SIGN, DATE AND RETURN ONLY THE GOLD PROXY CARD OR THE GOLD INSTRUCTION FORM FOR EACH ACCOUNT IN WHICH YOU HOLD SHARES. IF YOU WANT TO VOTE FOR THE OPPONENT'S NOMINEES RETURN ONLY THE WHITE PROXY CARD OR THE WHITE INSTRUCTION FORM FOR EACH ACCOUNT IN WHICH YOU HOLD SHARES.

     o HOW TO CHANGE OR REVOKE YOUR VOTE AFTER YOU HAVE ALREADY RETURNED YOUR PROXY CARD: If you have previously signed, dated and returned a Gold or White proxy card or instruction form, you can change or revoke your vote by signing and sending in a later-dated Gold or White proxy card or instruction form, as long as that later card is received by the deadline explained below. As explained above, if you have already returned a White (or Gold) proxy card or instruction form and then sign, date and return a new Gold (or White) proxy card or instruction form, only the new Gold (or White) proxy card or instruction form will be honored and you will effectively have revoked your earlier White (or Gold) proxy card or instruction form.

     o  TYPES OF ACCOUNTS IN WHICH YOU MAY HOLD YOUR HERCULES SHARES

        PARTICIPANTS IN THE HERCULES INCORPORATED SAVINGS AND INVESTMENT PLAN:
        You may hold shares in an account in the Hercules Savings/401(k) Plan. If so, you will have already received mailings from Vanguard Fiduciary Trust Company, the Plan's trustee, explaining how to instruct the trustee to vote those shares. Plan participants may return their voting instruction forms to Vanguard via mail or fax (number: 1-877-226-7171). VANGUARD HAS INFORMED US THAT PLAN PARTICIPANTS MUST RETURN THEIR GOLD OR WHITE INSTRUCTION FORM SO THAT IT IS RECEIVED BY VANGUARD BY 4:00 P.M. EASTERN TIME ON MONDAY, JULY 21, 2003, IN ORDER FOR VANGUARD TO BE ABLE TO PROCESS THE INSTRUCTIONS. NOTE THAT YOU CANNOT VOTE THESE SHARES DIRECTLY WITH A PROXY CARD: YOU MUST SEND VANGUARD THE GOLD OR WHITE INSTRUCTION FORM THAT VANGUARD HAS SENT YOU.

        BENEFICIAL OR "STREET" HOLDERS: Employees who hold their shares in "street" name - that is, through a bank or brokerage account (for example, if you purchased shares through Charles Schwab or other broker)
        - received both a Gold and a White Voting Instruction Form, and should return either a Gold Voting Instruction Form (for Hercules' nominees) or a White Voting Instruction Form (for the opponent's nominees) in an envelope addressed to ADP Proxy Services in Farmingdale, NY.

        REGISTERED HOLDERS AND PARTICIPANTS IN THE ESPP: Employees who hold actual stock certificates in their names representing their Hercules shares are registered holders. If you are a registered holder or are a participant in the ESPP you received both a Gold proxy card and a White proxy card. If you wish to vote for the Hercules' nominees, you must return the Gold proxy card in the envelope addressed to Mellon Investor Services in South Hackensack, NJ 07606. If you wish to vote for the opponent's nominees, you must return the White proxy card in the envelope addressed to Georgeson Shareholder Communications, 17 State Street, New York, NY 10004

        FIBERVISIONS 401(K) PROFIT SHARING RETIREMENT PLAN. Participants in the FiberVisions 401(k) Profit Sharing Retirement Plan (the "FiberVisions 401(k) Plan") may give voting instructions for the shares in their accounts by returning either the Gold proxy card (for Hercules' nominees) or the White proxy card (for the opponent's nominees) they received, to Mellon Investor Services. Mellon has informed us that participants in the FiberVisions 401(k) Plan must return their Gold or White proxy cards so that they are received no later than 5:00 p.m. on Wednesday, July 25, 2003, in order for the instructions to be processed.

     o  IMPORTANCE OF VOTING YOUR SHARES

        Every vote is important no matter how many or how few shares you own. If you hold shares in registered holder form or in street name, your shares will not be voted unless you physically return a (Gold or White) proxy card. If you hold shares through one of the employee plans (other than the ESPP) and do not vote your shares, your shares will be voted by a plan fiduciary. Vote your shares as soon as possible by returning a Gold or White proxy card or instruction form.

     o  LAST DAY FOR MAILING PROXY CARDS

        PARTICIPANTS IN THE HERCULES SAVINGS/401(K) PLAN must return their instruction form so that it is received by Vanguard PRIOR TO 4:00 P.M. EASTERN TIME ON MONDAY, JULY 21, 2003. However, participants may also fax their instruction form to Vanguard at 1-877-226-7171 PRIOR TO 4:00 P.M. EASTERN TIME ON MONDAY, JULY 21, 2003.

        REGISTERED HOLDERS AND ESPP PARTICIPANTS must return their proxy cards so that Mellon Investor Services (for the Gold proxy cards), or Georgeson Shareholder Communications (for the White proxy cards), receive the proxy card NO LATER THAN 5:00 P.M. EASTERN TIME ON THURSDAY, JULY 24, 2003 (one day prior to the meeting). Accordingly, we advise that registered holders mail their Gold proxy cards to Mellon Investor Services, or White proxy cards to Georgeson Shareholder Communications, by Friday, July 18, 2003

        BENEFICIAL OR STREET NAME HOLDERS must return their Gold or White Voting Instruction Form to ADP Proxy Services so that it is received NO LATER THAN 5:00 P.M. EASTERN TIME ON THURSDAY, JULY 24, 2003 (one day prior to the meeting). Accordingly, we advise that Voting Instruction Forms be mailed to ADP Proxy Services by Friday, July 18, 2003.

        Lastly, PARTICIPANTS IN THE FIBERVISIONS 401(K) PLAN must return their Gold or White proxy cards so that Mellon Investor Services receives the proxy card NO LATER THAN 5:00 P.M. EASTERN TIME ON WEDNESDAY, JULY 23. Accordingly, we advise that participants in this plan mail their proxy cards to Mellon by Thursday, July 17, 2003.

     o  VOTING SHARES AT THE ANNUAL MEETING

        Only REGISTERED HOLDERS AND PARTICIPANTS IN THE ESPP can validly vote their proxy cards at the Annual Meeting.

        PARTICIPANTS IN THE HERCULES SAVINGS/401(K) PLAN AND THE FIBERVISIONS 401(K) PLAN are not permitted to vote their plan shares at the Annual Meeting.

        HOLDERS IN STREET NAME may vote their shares at the Annual Meeting if they receive a legal proxy from the bank or broker through which they hold their shares. Any street name holder who wishes to obtain a legal proxy prior to the Annual Meeting should contact MacKenzie Partners, Hercules' proxy solicitor, at (800) 322-2885, or the opponent's proxy solicitor, Georgeson Shareholder Communications, at (866) 288-2190, for assistance.